UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                           June 2, 2006 (June 1, 2006)




                                  Revlon, Inc.
                                  ------------

             (Exact Name of Registrant as Specified in its Charter)





            Delaware                 1-11178               13-3662955
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  (State or Other Jurisdiction     (Commission          (I.R.S. Employer
        of Incorporation)          File Number)        Identification  No.)



               237 Park Avenue
              New York, New York                          10017
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)            (Zip Code)


                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)



                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 1, 2006, Revlon, Inc. ("Revlon") entered into a fifth amendment to its Investment Agreement, dated as of February 20, 2004 (the "Fifth Amendment to Investment Agreement"), with MacAndrews & Forbes Holdings Inc. (together with its affiliates, "M&F") to facilitate Revlon's plans to issue $75 million of equity by March 31, 2007, rather than by June 30, 2006, as was previously-announced.

     Pursuant to Revlon's intention to conduct the $75 million equity issuance on or before March 31, 2007, the Fifth Amendment to Investment Agreement extends M&F's back-stop of the $75 million equity issuance from June 30, 2006 until March 31, 2007.

     A copy of the Fifth Amendment to Investment Agreement is attached hereto as
Exhibit 10.1 and its terms are incorporated by reference herein.


ITEM 7.01.   REGULATION FD DISCLOSURE.

     On June 2, 2006, Revlon issued a press release (the "Press Release") regarding, among other things, the Company's current expectation as to its outlook for 2006 and beyond, the status of its Vital Radiance and Almay brand initiatives, as well as its intent to defer its $75 million equity offering to later in 2006 or in early 2007 and to defer consideration of the previously-announced proposed refinancing of its current credit facility.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.           Description
         -----------           -----------

         10.1                  Fifth Amendment to Investment Agreement, dated
                               June 1, 2006.

         99.1                  Press Release, dated June 2, 2006.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             REVLON, INC.



                             By: /s/ Robert K. Kretzman
                                 ----------------------

                             Robert K. Kretzman
                             Executive Vice President and Chief Legal Officer







Date: June 2, 2006

                                  EXHIBIT INDEX



   Exhibit No.             Description
   ----------              -----------

      10.1                 Fifth Amendment to Investment Agreement, dated June
                           1, 2006.

      99.1                 Press Release, dated June 2, 2006.